                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2008

Date of reporting period: DECEMBER 31, 2008

Item 1. Report to Shareholders

ANNUAL REPORT
DECEMBER 31, 2008

Worldwide Insurance Trust

WORLDWIDE REAL ESTATE FUND

The information contained in the enclosed shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of December 31, 2008.

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Real Estate Fund declined 55.04% for the twelve months ended December 31, 2008. The Fund underperformed the 47.61% drop in the total return posted by the Fund’s benchmark, the S&P Developed Property Index.1 The Fund also underperformed the broader stock market’s annual decline of 36.99%, as measured by the S&P 500 Index.2

After outperforming the general stock market for seven consecutive years through 2006, real estate investments (as measured by the benchmark index) lagged the general stock market during 2008 as they similarly did in 2007. The global real estate market faced a confluence of headwinds in 2008. The after-shocks of the U.S. mortgage market collapse and liquidity crunch were ongoing. Sales of new and existing homes showed no signs of stabilizing. Home values continued to fall. Profits from real estate both in the U.S. and abroad narrowed. Consumer sentiment slumped and employment data worsened. Much of the decline in real estate investments took place between mid-September and mid-November, when the credit markets were suddenly frozen, and investors became concerned that most companies, including REITs* and real estate companies, would not have access to credit. Real estate investments, as measured by the S&P Developed Property Index, actually outpaced the broader stock market from January through April and then again in July and December 2008, posting absolute gains in four of those six months.

Interestingly, 2008 marks the first time since 2005 that domestic real estate companies outperformed global real estate investments, as indicated by the 37.97% decline of the Morgan Stanley Capital International (MSCI) US REIT Index3 as compared to the 47.61% drop in the S&P Developed Property Index. U.S. REITs responded well to the Federal Reserve Board (the “Fed”) lowering the targeted federal funds rate by more than 4.00% during the annual period, bringing the targeted federal funds rate to between 0% and 0.25% in December. In March, U.S. REITs also advanced on short covering after being battered, along with the broader financials sector, in prior months. Investors liked U.S. real estate stocks’ relatively attractive valuations. Even in September, the MSCI US REIT Index was down just 0.14%, as U.S. public sector construction spending reached record highs despite private sector homebuilding hitting its lowest point since March 2001. Of course, in October and November, U.S. real estate companies were battered along with most other asset classes. Then, for the month of December, the MSCI US REIT Index was up an impressive 17.57% compared to the 9.89% gain of the S&P Developed Property Index. As has been the case for some time, the Fund concentrated its portfolio in U.S. investments during the period (26.0% of Fund net assets as of December 31).

Despite this backdrop of challenging market conditions, REITs or REIT-like structures continued to be launched across the globe during the period. In fact, REITs or REIT-like structures today operate in approximately two dozen countries and listed real estate companies operate in many more. We expect this trend to continue. During the annual period, Pakistan introduced a REIT structure for the first time and India joined the list of countries in the process of formulating legislation to introduce REITs. In September, the introduction of REITs in Spain was accompanied by a US$4.2 billion government credit line for developers that agree to rent out unsold properties. The European Public Real Estate Association (EPRA) announced in March that it was leading a campaign to establish an EU, or pan-European, REIT. After all, in spite of recent struggles, real estate property companies and REITs remain one of the few ways to invest directly in commercial real estate. In addition to providing long-term opportunities for growth, they offer attractive income potential and are generally more liquid than direct investments in property. The Fund takes a global approach to real estate investing, seeking out the most compelling real estate investments worldwide. At December 31, 2008, 60.5% of the Fund’s net assets were invested outside the U.S.

Market and Economic Review

It would be an understatement to say that the annual period ended December 31, 2008 was one of unprecedented volatility in the equity markets and in the real estate market in particular. The volatility in REITs and other real estate companies came despite a rather steady decline in the ten-year Treasury yield, which fell from 4.03% on December 31, 2007 to just 2.21% on December 31, 2008. While Treasury rates moved lower, the credit crisis caused spreads4 on commercial mortgage-backed securities (CMBS), a major source of debt financing for REITs, to increase to historically high levels. The almost complete lack of debt financing moved the focus from the REITs’ income statements to their balance sheets. While REITs saw some deterioration in operating trends, for the most part, their income remained solid. However, the new focus on balance sheets raised liquidity concerns for any REIT that has debt maturing in the next two years, even if that debt would be easily refinanced under normal circumstances. The tight credit markets and focus on balance sheets caused REITs in general to make significant changes. For example, REITs sought to preserve cash by shutting down new development, limiting capital expenditures, reducing operating expenses and in some cases, cutting their dividends. Economic conditions also led to a near standstill in property sales, as buyers and seller had a difficult time agreeing on pricing when the cost of capital was so uncertain.

While all three of the major real estate regions lost ground for the period, North American real estate stocks were by far the strongest on a relative basis. In North America, U.S. real estate stocks outpaced Canadian real estate stocks by a wide margin. Within the U.S., self-storage, health care, manufactured home, freestanding retail, diversified, apartment and mixed office/industrial properties outperformed the MSCI US REIT Index. Focused industrial properties performed worst, followed by regional malls, lodging REITs, focused office properties and shopping centers. Asian and European real estate stocks performed similarly to each other. Within Asia, Australia, Singapore and Hong Kong were the weakest markets. Job losses and other weak economic data in these nations put particular pressure on their property markets. Japan and New Zealand were the best performers, though they also saw significant declines. Within Europe, which fell the most, the major markets of Sweden, the Netherlands and France declined materially but actually outperformed the S&P Europe Property Index.[5] It was U.K. real estate companies that dragged down the region. The U.K. market began the year strongly, rebounding upon anticipation of further interest rate cuts by the Bank of England following its first cut in two years in December 2007. However, by February, it became apparent that there was a reluctance by U.K. lenders to pass on the benefit of two Bank of England interest rate cuts to new residential property borrowers. Then, as the period progressed, U.K. house prices fell, mortgage approvals reached new lows, deal volumes waned and tenant demand turned negative in the commercial property sector, new construction slowed dramatically across both residential and commercial property sectors and economic concerns heightened as the credit crunch in the U.S. spread across the Atlantic. Indeed, the U.K. economy contracted by 0.6% in the third quarter of 2008, prompting another interest rate cut by the Bank of England on November 6. Only the smaller European market of Switzerland managed to post a comparatively better single-digit decline.

Fund Review

In terms of its regional weightings, as indicated above, the Fund concentrated much of its investment in the U.S. during the period (26.0% of Fund net assets as of December 31, 2008). Still, the Fund had an underweighted position in the U.S. market relative to the benchmark index. Thus, since the U.S. was one of the better-performing real estate markets for the period, as discussed above, this positioning hurt results. Sector allocation and individual stock selection within the region further detracted. For example, material exposure to the hotel and office sub-sectors, both of which struggled during the period in the face of oversupply and declining demand, detracted. Partially offsetting this was the positive effect of an underweighted allocation to the retail sub-sector, which, with the exception of freestanding retail, was one of the worst-performing sub-sectors during the period. Retail struggled due, in large part, to its exposure to consumer spending.

Also detracting from the Fund’s relative performance was stock selection within Australia and exposure to several emerging markets. Emerging market real estate equities, which were among the strongest performers in 2007, suffered more than most in 2008, as some credit markets practically froze and investor risk aversion reached new heights. An overweighted allocation to Canada (9.1% of Fund net assets†), which significantly underperformed the U.S. during the annual period, detracted as well.

On the positive side, a modestly overweighted position in Japanese real estate equities (18.6% of Fund net assets†) helped the Fund’s relative results, as Japan was the best-performing Asian real estate market and even outperformed the U.S. market during the annual period. Underweighted allocations to the poorly-performing Australia (2.8% of Fund net assets†), U.K. (3.6% of Fund net assets†), China/Hong Kong (9.8% of Fund net assets†), and continental Europe (6.7% of Fund net assets†) real estate markets also benefited the Fund’s relative performance.

While both absolute and relative Fund performance was clearly disappointing, some individual holdings did perform better than others even amid the broad sector decline. One of the top contributors to the Fund’s performance for the period was U.S. storage REIT Public Storage (3.9% of Fund net assets†), whose shares gained 12.4% during 2008, as a key player in a defensive real estate sub-sector. As indicated above, self-storage was the best-performing U.S. real estate sub-sector for the period, actually generating solid positive gains, as homeowners downsized. Bermuda’s Nordic American Tanker Shipping (4.8% of Fund net assets†) was also an outstanding contributor to the Fund’s results. Nordic American Tanker Shipping’s shares, up 18.4% over the twelve months, were bolstered by a highly sound balance sheet and an attractive dividend payout model, whereby all of its earnings are paid out in dividends. The company’s stock also benefited from the fact that 2008 enjoyed the second-best average tanker rates in the last ten years. Another strong performer for the Fund was Japan’s Mitsui Fudosan (4.5% of Fund net assets†), whose shares declined 24.1% during the annual period, but still notably outperformed the Japanese real estate market as a whole.

Detracting from the Fund’s relative results most were Timberwest Forest, Tian An China Investment and Hirco (2.8%, 0.8% and 0.3% of Fund net assets†, respectively). Canada’s Timberwest Forest saw its shares decline 79.1% due primarily to poor operating conditions. Dramatically reduced demand for its wood led to a violation of its debt covenants and, in turn, a stock sell-off. Shares of Hong Kong-based real estate operator and developer Tian An China Investment fell 82.8% on broad weakness in the Chinese property market. Hong Kong property developers were hit during May on concerns that interest rates will rise and erode demand for home loans. In November, it was reported that new residential mortgage loans had halved in Hong Kong, and Hong Kong’s commercial real estate market had taken a heavy blow on the back of rising unemployment and fears of a pronounced economic slowdown. Tenant demand for space in Hong Kong’s office, industrial and retail sub-sectors had turned decisively negative and rent expectations were also under heavy pressure. In addition, investment demand had ground to a virtual halt as lenders reined in financial support. India’s Hirco, whose principal activity is co-investing in large scale mixed-use township developments in suburban areas outside city centers in India, also disappointed, with its shares down 85.5% during the annual period. The township developments Hirco invests in are predominately residential and provide affordable housing for India’s growing young and affluent working population.

During the annual period, we made only a few changes to the Fund’s portfolio. We marginally shifted from a modestly underweighted position at the end of December 2007 to a modestly overweighted position in Japanese real estate equities by the end of June 2008. We also defensively increased the Fund’s position in cash (14.2% of Fund net assets†). Both of these strategies benefited the Fund’s results for the annual period. Any other changes in regional or country allocations were due primarily to appreciation or depreciation in the value of the Fund’s individual holdings.

It is important to remember that as a diversified portfolio of global real estate securities, the Worldwide Real Estate Fund is poised to move into attractive markets as they emerge, while attempting to diversify against adverse conditions in any single real estate market. Though the Fund remained concentrated in North American real estate companies, we continued to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends. We intend to continue to seek exposure to non-traditional real estate companies that offer potential downside protection based on assets.

* * *

Looking at the glass half full, we believe that the recent REIT market correction has created attractive opportunities, as real estate shares looked attractive on several measures at the end of 2008. The REIT dividend yield relative to 10-year Treasury yields were at levels not seen since the 1970s—though we do expect dividend yields to be cut. REIT price-to-funds-from-operations ratios, which are the basic equivalent of an ordinary stock’s price/earnings ratio, were below the average multiple of the last 22 years by about 3%. Further, REITs globally were trading at a significant discount to net asset value (NAV). Shares with good balance sheets, solid cash flow, access to capital and limited development pipelines appeared most attractive. At the end of December, Japanese real estate shares were trading at the largest discount to NAV, while Australian real estate shares were trading at the narrowest discount to NAV. We expect credit market conditions to gradually improve over the coming year, which should provide better access to capital.

That said, real estate continued to face significant headwinds at the end of the year. Access to capital had not improved and dividend cuts had become increasingly prevalent, as companies looked to preserve capital. Development projects were being put on hold or cancelled. Looking forward over the near term, macroeconomic trends may deteriorate further. Unemployment looked set to increase and consumer spending was widely anticipated to moderate. Longer-term access to debt markets and changes in securitization markets may raise the cost of capital for real estate companies, thereby lowering returns. Moreover, while large discounts to NAV were making shares more attractive, NAV assumptions may prove overly aggressive in light of deteriorating fundamentals. There are likely to be few countries that will exhibit earnings growth in 2009 and the majority of the major global property markets could see earnings decline. Property values have already begun to decline. In the U.K., for example, property values were down about 20% to 25% at the end of 2008, but likely had further to fall. In the U.S., capitalization rates, used to determine the values of income producing commercial real estate properties as an indirect measure of how fast a property will pay for itself, had already moved higher, suggesting approximately a 10% decline in values. Public markets were trading at an implied capitalization rate of about 8.7%, which suggests a fall of 20% to 30% in value.

All told, we believe REITs and real estate shares will likely remain under pressure in the months ahead though the recent correction appears to be setting the stage for a buying opportunity. However, the timing of that opportunity has yet to be seen. As we wait for signs of improvement, we seek to take advantage of any dislocations that market volatility creates in seeking attractive relative value trades over the near term.

Maintaining a long-term perspective, we believe that REITs continue to be one of the most effective ways to invest directly in real estate. In addition to providing long-term opportunities for growth, REITs offer attractive income potential and are generally more liquid than direct investments in real property. Real estate investments can also provide attractive diversification benefits to an investment portfolio.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund’s investments are subject to the risks associated with investments in the real estate market and REITS. These risks could contribute to a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. The Fund is subject to risks associated with investments in emerging market securities, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the Van Eck Worldwide Real Estate Fund and we look forward to helping you meet your investment goals in the future.

Samuel R. Halpert
Portfolio Manager

January 23, 2009

*

A real estate investment trust (REIT) is a tax-designation for a company, usually traded publicly, that holds a portfolio of real estate and/or real estate-related assets and is required to distribute substantially all of its income to its shareholders.

†	All Fund assets referenced are Total Net Assets as of December 31, 2008.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

Effective October 1, 2008, the S&P/Citigroup World Property Index changed its name to the S&P Developed Property Index. The Index is calculated with dividends reinvested. The Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

[2]	The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.
[3]

The MSCI US REIT Index is calculated with dividends reinvested. The Index is a total return index of the most actively traded REITs in the U.S., and is designed to be a measure of real estate equity performance.

[4]

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

[5]	The S&P Europe Property Index is a subset of the S&P Developed Property Index.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

*	Percentage of net assets.
**	Percentage of net investments.
Portfolio is subject to change.

TOP TEN EQUITY HOLDINGS*
December 31, 2008 (unaudited)

Mitsubishi Estate Co. Ltd.
(Japan, 8.7%)
Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf and tennis clubs.

Sumitomo Realty & Development Co. Ltd.
(Japan, 5.4%)
Sumitomo Realty develops, manages and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

Post Properties, Inc.
(U.S., 5.2%)
Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

Hang Lung Properties Ltd.
(Hong Kong, 4.9%)
Hang Lung Properties, through its subsidiaries, invests in, develops and manages properties. The company also manages parking lots.

Nordic American Tanker Shipping Ltd.
(Bermuda, 4.8%)
Nordic American Tanker Shipping is a shipping company that owns and charters Suezmax tankers for oil transportation. The company’s vessels operate under long term bareboat charters agreements with oil companies.

Mitsui Fudosan Co. Ltd.
(Japan, 4.5%)
Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales, and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf places, and provides financial services such as securitization of real estate properties.

Boston Properties, Inc.
(U.S., 4.4%)
Boston Properties is a REIT that develops, redevelops, acquires, manages, operates and leases office and hotel properties. The company holds properties in the United States.

Annaly Capital Management, Inc.
(U.S., 4.3%)
Annaly Capital is a REIT which owns and manages assets and funds on behalf of institutional and individual investors worldwide. The company manages a portfolio of mortgage backed securities, including mortgage pass through certificates, collaterized mortgage obligations, and other securities.

Public Storage, Inc.
(U.S., 3.9%)
Public Storage is a REIT that invests primarily in existing mini-warehouses, self-service facilities which offer storage space for personal and business use. The company also acquires properties for other commercial and industrial uses. Most of the properties operate under the Public Storage name in metropolitan areas throughout the United States.

Desarrolladora Homex S.A. de C.V.
(Mexico, 3.5%)
Desarrolladora Homex operates as a vertically integrated home builder. The company purchases tracts of land, designs, constructs and markets homes for the lower and middle income markets and assists clients with obtaining mortgages.

*Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Real Estate Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the S&P Developed Property Index and the Standard & Poor’s 500 Index.

Van Eck Worldwide Real Estate Fund (Initial Class)
S&P Developed Property Index
Standard & Poor’s 500 Index

Average Annual Total Return 12/31/08	1 Year	5 Year	10 Year

Van Eck Worldwide Real Estate Fund (Initial Class)[1]	-55.04%	-0.46%	4.40%

S&P Developed Property Index	-47.61%	1.34%	6.44%

Standard & Poor’s 500 Index	-36.99%	-2.19%	-1.38%

Van Eck Worldwide Real Estate Fund (Class R1)
S&P Developed Property Index
Standard & Poor’s 500 Index

Average Annual Total Return 12/31/08	1 Year	Since Inception

Van Eck Worldwide Real Estate Fund (Class R1)[1]	-55.10%	-1.38%

S&P Developed Property Index	-47.61%	1.20%

Standard & Poor’s 500 Index	-36.99%	-2.36%

[1]	Inception date for the Van Eck Worldwide Real Estate Fund was 6/23/97 (Initial Class) and 5/1/04 (Class R1); index returns are calculated as of nearest month end (6/30/97 and 4/30/04, respectively).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Effective October 1, 2008, the S&P/Citigroup World Property Index changed its name to the S&P Developed Property Index. The Index is calculated with dividends reinvested. The Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008- December 31, 2008

Initial Class	Actual	$1,000.00	$531.70	$4.20
	Hypothetical**	$1,000.00	$1,019.66	$5.53

Class R1	Actual	$1,000.00	$532.00	$4.20
	Hypothetical**	$1,000.00	$1,019.66	$5.53

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2008) of 1.09% on the Initial Class Shares and 1.09% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

SCHEDULE OF INVESTMENTS
December 31, 2008

Number of Shares		Value

COMMON STOCKS: 86.5%
Austria: 1.3%
35,000	IRSA Inversiones y Representaciones (GDR)*	$151,515

Australia: 2.8%
61,324	Lend Lease Corp. Ltd. #	309,011

Bermuda: 4.8%
16,000	Nordic American Tanker Shipping Ltd.	540,000

Canada: 9.1%
33,375	Brookfield Properties Corp. (USD)	257,989
70,800	Killam Properties, Inc.	256,360
36,800	Mainstreet Equity Corp.*	181,839
100,800	Timberwest Forest Corp., Stapled Units	278,502
10,000	Timberwest Forest Corp., Stapled Units R	39,223

		1,013,913

China/Hong Kong: 9.8%
30,000	Cheung Kong Holdings Ltd. #	286,189
250,000	Hang Lung Properties Ltd. #	548,892
20,000	Sun Hung Kai Properties Ltd. #	168,291
360,000	Tian An China Investment Co. Ltd. #	86,387
120,000	Tian An China Investment Co. Ltd. Warrants* (HKD 10, expiring 1/12/10)	558

		1,090,317

France: 3.0%
2,250	Unibail - Rodamco #	336,138

Germany: 1.1%
15,000	IVG Immobilien AG #	125,296

India: 0.3%
28,000	Hirco PLC (GBP)* #	30,024

Italy: 1.3%
200,000	Beni Stabili S.p.A. #	140,564

Japan: 18.6%
59,000	Mitsubishi Estate Co. Ltd. #	974,614
30,000	Mitsui Fudosan Co. Ltd. #	500,167
40,000	Sumitomo Realty & Development Co. Ltd. #	601,286

		2,076,067

Mexico: 3.5%
17,000	Desarrolladora Homex S.A. de C.V. (ADR) *	388,110

Philippines: 1.3%
10,000,000	Megaworld Corp. #	146,160

United Kingdom: 3.6%
32,160	British Land Co. PLC #	257,674
10,562	Land Securities Group PLC #	141,999

		399,673

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

United States: 26.0%
30,000	Annaly Capital Management, Inc.	$476,100
9,000	Boston Properties, Inc.	495,000
10,000	Liberty Property Trust	228,300
20,300	Mesabi Trust	176,001
30,000	MVC Capital, Inc.	329,100
35,000	Post Properties, Inc.	577,500
5,500	Public Storage, Inc.	437,250
10,000	Starwood Hotels & Resorts Worldwide, Inc. (Paired Certificate)	179,000

		2,898,251

Total Common Stocks (Cost: $12,060,212)		9,645,039

MONEY MARKET FUND: 14.2% (Cost: $1,587,680)
United States: 14.2%
1,587,680	AIM Treasury Portfolio - Institutional Class	1,587,680

Total Investments: 100.7% (Cost: $13,647,892)		11,232,719
Liabilities in excess of other assets: (0.7)%		(83,340)

NET ASSETS: 100.0%		$11,149,379

ADR	—	American Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
USD	—	United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,652,692 which represents 41.7% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. This security may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $39,223, or 0.4% of net assets.

See Notes to Financial Statements

Restricted security held by the Fund is as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Timberwest Forest Corp.	1/24/02	10,000	$69,361	$39,223	0.4%

Summary of Investments by Industry (unaudited)	% of Investments	Value

Apartments	12.5%	$1,403,809
Diversified	31.7	3,558,695
Forest Products	2.8	317,725
Hotels and Motels	2.9	325,160
Land	1.6	176,001
Office	18.5	2,081,199
Storage	3.9	437,250
Other	12.0	1,345,200

Total Common Stocks	85.9	9,645,039
Money Market Fund	14.1	1,587,680

	100.0%	$11,232,719

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at value (Cost $13,647,892)	$11,232,719
Receivables:
Investment securities sold	401
Shares of beneficial interest sold	238,021
Due from Adviser	13,806
Dividends and interest	49,880
Prepaid expenses	808

Total assets	11,535,635

Liabilities:
Payables:
Investments purchased	330,315
Shares of beneficial interest redeemed	826
Due to custodian	639
Deferred Trustee fees	1,680
Accrued expenses	52,796

Total liabilities	386,256

NET ASSETS	$11,149,379

Initial Class Shares:
Net Assets	$7,898,069

Shares of beneficial interest outstanding	1,272,854

Net asset value, redemption and offering price per share	$6.21

Class R1 Shares:
Net Assets	$3,251,310

Shares of beneficial interest outstanding	527,702

Net asset value, redemption and offering price per share	$6.16

Net Assets consist of:
Aggregate paid in capital	$17,436,310
Unrealized depreciation of investments and foreign currency transactions	(2,414,227)
Distribution in excess of net investment income	(203,630)
Accumulated net realized loss on investments	(3,669,074)

$11,149,379

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Income:
Dividends (net of foreign taxes withheld of $16,483)		$812,672
Interest		10,377
Securities lending income		61,242

Total income		884,291

Expenses:
Management fees	$204,681
Reports to shareholders	44,785
Transfer agent fees – Class R1 Shares	18,410
Transfer agent fees – Initial Class Shares	14,225
Professional fees	12,201
Custodian fees	9,675
Insurance	5,856
Trustees’ fees and expenses	3,908
Other	6,684

Total expenses	320,425
Waiver of management fees	(95,256)
Expense offset arising from credits on cash balances maintained with custodian	(8)

Net expenses		225,161

Net investment income		659,130

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold		(3,949,852)
Net realized gain from foreign currency transactions		2,475
Net change in unrealized appreciation (depreciation) of investments		(10,785,976)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		1,156

Net realized and unrealized loss on investments		(14,732,197)

Net Decrease in Net Assets Resulting from Operations		$(14,073,067)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations:
Net investment income	$659,130	$456,330
Net realized gain (loss) on investments and foreign currency transactions	(3,947,377)	3,513,011
Net change in unrealized appreciation (depreciation) of investments and foreign denominated assets and liabilities	(10,784,820)	(3,738,795)

Net increase (decrease) in net assets resulting from operations	(14,073,067)	230,546

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(840,516)	(242,726)
Class R1 Shares	(309,725)	(79,744)

	(1,150,241)	(322,470)

Distributions from net realized capital gains
Initial Class Shares	(2,713,665)	(2,338,459)
Class R1 Shares	(999,970)	(768,268)

	(3,713,635)	(3,106,727)

Total dividends and distributions	(4,863,876)	(3,429,197)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	3,139,962	9,554,384
Class R1 Shares	738,212	2,457,333

	3,878,174	12,011,717

Reinvestment of dividends and distributions
Initial Class Shares	3,554,181	2,581,185
Class R1 Shares	1,309,695	848,012

	4,863,876	3,429,197

Cost of shares redeemed
Initial Class Shares	(5,867,384)	(10,974,435)
Class R1 Shares	(1,384,964)	(1,820,806)
Redemption fees	304	265

	(7,252,044)	(12,794,976)

Net increase in net assets resulting from share transactions	1,490,006	2,645,938

Total decrease in net assets	(17,446,937)	(552,713)

Net Assets:
Beginning of year	28,596,316	29,149,029

End of year (including (distribution in excess of) undistributed net investment income of ($203,630) and $334,651, respectively)	$11,149,379	$28,596,316

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	296,784	526,492
Shares reinvested	267,433	147,749
Shares redeemed	(525,574)	(613,840)

Net increase	38,643	60,401

Class R1 Shares:
Shares sold	83,326	137,861
Shares reinvested	99,295	48,821
Shares redeemed	(115,949)	(101,972)

Net increase	66,672	84,710

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.89	$18.83	$20.78	$17.75	$13.24

Income (Loss) From Investment Operations:
Net Investment Income	0.41	0.27	0.32	0.73	0.49
Net Realized and Unrealized Gain (Loss) on Investments	(8.13)	(0.03)	4.58	2.86	4.24

Total from Investment Operations	(7.72)	0.24	4.90	3.59	4.73

Less:
Dividends from Net Investment Income	(0.70)	(0.21)	(0.35)	(0.38)	(0.22)
Distributions from Net Realized Capital Gains	(2.26)	(1.97)	(6.50)	(0.18)	—

Total Dividends and Distributions	(2.96)	(2.18)	(6.85)	(0.56)	(0.22)

Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$6.21	$16.89	$18.83	$20.78	$17.75

Total Return (a)	(55.04)%	0.89%	30.92%	21.01%	36.21%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$7,898	$20,851	$22,099	$16,479	$28,163
Ratio of Gross Expenses to Average Net Assets	1.53%	1.39%	1.36%	1.36%	1.45%
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.10%	1.10%	1.20%
Ratio of Net Investment Income to Average Net Assets	3.21%	1.43%	2.11%	1.99%	3.52%
Portfolio Turnover Rate	12%	35%	26%	22%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	This ratio would be unchanged if any interest expense incurred during the above years was excluded.
(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

	Class R1 Shares

					For the Period May 1, 2004* through December 31, 2004

	Year Ended December 31,

	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$16.80	$18.73	$20.72	$17.70	$13.55

Income (Loss) From Investment Operations:
Net Investment Income	0.41	0.27	0.32	0.41	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(8.09)	(0.02)	4.54	3.17	3.97

Total from Investment Operations	(7.68)	0.25	4.86	3.58	4.15

Less:
Dividends from Net Investment Income	(0.70)	(0.21)	(0.35)	(0.38)	—
Distributions from Net Realized Capital Gains	(2.26)	(1.97)	(6.50)	(0.18)	—

Total Dividends and Distributions	(2.96)	(2.18)	(6.85)	(0.56)	—

Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$6.16	$16.80	$18.73	$20.72	$17.70

Total Return (a)	(55.10)%	0.95%	30.81%	21.01%	30.63	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$3,251	$7,745	$7,050	$5,210	$2,915
Ratio of Gross Expenses to Average Net Assets	1.67%	1.49%	1.47%	1.62%	2.46	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Ratio of Net Investment Income to Average Net Assets	3.24%	1.46%	2.11%	2.23%	4.01	%(d)
Portfolio Turnover Rate	12%	35%	26%	22%	29%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Real Estate Fund (the “Fund”) is a non-diversified series of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Money Market Fund investments are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) – In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2008 is as follows:

Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Market Value of Investments

$6,580,027	$4,652,692	None	$11,232,719

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than

NOTES TO FINANCIAL STATEMENTS
(continued)

investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and distributions to shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Note 3—Management Fees—Van Eck Associates Corp. (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the average daily net assets. For the period May 1, 2007 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets. For year ended December 31, 2008, the Adviser waived management fees in the amount of $95,256. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For year ended December 31, 2008, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $2,376,749 and $4,292,637, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2008 was $13,762,865 and net unrealized depreciation aggregated $2,530,146, of which $1,831,536 related to appreciated securities and $4,361,682 related to depreciated securities.

At December 31, 2008, the components of accumulated earnings, on a tax basis, were as follows:

Accumulated capital losses	$(1,881,652)
Post-October losses	(1,874,397)
Other temporary difference	(1,681)
Unrealized depreciation	(2,529,201)

Total	(6,286,931)

In accordance with Federal income tax regulations, the Fund elected to defer $1,871,793 of net realized capital losses and $2,604 of realized foreign currency losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on January 1, 2009.

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Year Ended December 31,

	2008	2007

Ordinary income	$1,711,708	$330,336
Long term capital gains	3,136,745	3,098,861
Return of capital	15,423	—

Total	$4,863,876	$3,429,197

At December 31, 2008, the Fund had a capital loss carryforward of $1,881,652 which expires December 31, 2016.

During 2008, as a result of permanent book to tax differences, the Fund increased distributions in excess of net investment income by $47,170, decreased accumulated realized losses by $320,840 and decreased aggregate paid-in-capital by $273,670. Net assets were not affected by this reclassification. These differences were primarily due to foreign currency transactions, investments in Real Estate Investment Trusts and net operating losses.

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will

NOTES TO FINANCIAL STATEMENTS
(continued)

“more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Fund evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2008, the aggregate shareholder accounts of three insurance companies own approximately 33%, 31% and 29% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward foreign currency contracts are included in realized gains and losses from foreign currency transactions on the Statement of Operations. At December 31, 2008, the Fund had no outstanding forward foreign currency contracts.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2008 the Fund’s custodian fees were reduced by $8. The Fund could have invested its cash balance elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

Note 11—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2008, the Fund borrowed under this Facility. The average daily balance during the 23 day period during which the loan was outstanding amounted to $104,559 and the weighted average interest rate was 1.72%. At December 31, 2008, there was no outstanding borrowing by the Fund under the Facility.

Note 12—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments, requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. As of December 31, 2008, there were no securities out on loan.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or other appropriate audit procedures, where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2009

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 52‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies; Program Director, IRRC Institute.	8	Sears Canada, Inc.

Jane DiRenzo Pigott 51‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	8	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 61‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Investment Adviser, Torray LLC, January 2008 to June 2008; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	8	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 55‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	36	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 49‡¶	Chairman, Trustee since 1994	President and CEO, SmartBrief.com	36	None.

Robert L. Stelzl 63‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2003.	8	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Associates Corporation (“VEAC”) (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005).

Charles T. Cameron 48	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

Keith J. Carlson 52	Chief Executive Officer and President	Since 2004

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of other investment companies advised by the Adviser.

Susan C. Lashley 53	Vice President	Since 1988	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch 52	Chief Compliance Officer	Since 2006

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of other investment companies advised by the Adviser (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005).

Laura I. Martínez 28	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President and Associate General Counsel of the Adviser (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005).

Joseph J. McBrien 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Alfred J. Ratcliffe 61	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000-November 2006); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith 53	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck[4] 44	Executive Vice President	Since 2004	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck[4] 45	Executive Vice President	Since 2005

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor:Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com

Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $171,000 for 2008 and $168,000 for 2007.

b)   Audit-Related Fees

     None.

c)   Tax Fees

     Ernst & Young billed tax fees of $21,000 for 2008 and $23,111 for 2007.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date March 5, 2009
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Derek S. van Eck, CEO
                        ---------------------------

Date March 5, 2009
     -------------

By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date March 5, 2009
     -------------